GOLDMAN SACHS
VARIABLE INSURANCE TRUST

Service and Institutional Shares of

Goldman Sachs Growth and Income Fund

Supplement dated April 21, 2009 to the
Prospectuses dated April 30, 2008 (the “Prospectuses”)

The following replaces the “Value Investment Team” section in its entirety in the “Service Providers—Fund Managers—Value Investment Team” section of the Prospectuses:

Value Investment Team

■	13 Portfolio Managers with an average of over 19 years each of financial experience comprise the Investment Adviser’s Value Investment Team
■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value Investment Team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director Global Chief Investor Officer, Goldman Sachs Asset Management	Portfolio Manager— Growth and Income	Since 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Global Head of Fundamental Equity in 2007 and Co-Chief Investment Officer of Global Equity in 2008. In 2009, Ms. Rominger was named Global Chief Investment Officer of Goldman Sachs Asset Management. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Andrew Braun Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Growth and Income	Since 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Sean Gallagher Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Growth and Income	Since 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Growth and Income	Since 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

David L. Berdon Managing Director	Portfolio Manager— Growth and Income	Since 2007	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc.

Scott Carroll, CFA Managing Director	Portfolio Manager— Growth and Income	Since 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry.

As Co-Chief Investment Officers of the team, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Fund’s portfolio structure at both the stock and industry level.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

VITGIPMSTK 04-09